GENWORTH LIFE VA SEPARATE ACCOUNT

Financial Statements

Year ended December 31, 2021

(With Report of Independent Registered Public Accounting Firm Thereon)

GENWORTH LIFE VA SEPARATE ACCOUNT

Table of Contents

Year ended December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Genworth Life Insurance Company

and

Contract Owners of

Genworth Life VA Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life VA Separate Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years presented in the five year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights in Note 6 for each of the years presented in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 1993.

Richmond, Virginia

April 18, 2022

Appendix

Statement of assets and liabilities as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Goldman Sachs Variable Insurance Trust

Goldman Sachs Government Money Market Fund — Service Shares

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund — Class 1 Shares (1)

State Street Variable Insurance Series Funds, Inc.

Income V.I.S. Fund — Class 1 Shares

Premier Growth Equity V.I.S. Fund — Class 1 Shares

U.S. Equity V.I.S. Fund — Class 1 Shares

(1)	Available as investment option under the contract, but not shown on the statements as there was no activity from January 1, 2020 through December 31, 2021.

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Assets and Liabilities

December 31, 2021

	Goldman Sachs Variable Insurance Trust	State Street Variable Insurance Series Funds, Inc.

	Goldman Sachs Government Money Market Fund — Service Shares	Income V.I.S. Fund — Class 1 Shares	Premier Growth Equity V.I.S. Fund — Class 1 Shares	U.S. Equity V.I.S. Fund — Class 1 Shares

Assets:
Investments at fair value (note 2b)	$465,129	$204,111	$3,109,792	$1,207,991
Dividend receivable	2	—	—	—
Total assets	465,131	204,111	3,109,792	1,207,991

Liabilities:
Accrued expenses payable to affiliate (note 4b)	18	8	121	47
Total liabilities	18	8	121	47

Net assets	$465,113	$204,103	$3,109,671	$1,207,944

Investments in securities at cost	$465,129	$200,235	$2,549,160	$973,170
Shares outstanding	465,129	17,210	24,533	21,361

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Operations

	Goldman Sachs Variable Insurance Trust	State Street Variable Insurance Series Funds, Inc.

	Goldman Sachs Government Money Market Fund — Service Shares	Income V.I.S. Fund — Class 1 Shares	Premier Growth Equity V.I.S. Fund — Class 1 Shares	U.S. Equity V.I.S. Fund — Class 1 Shares

	Year ended December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021

Investment income and expense:
Income — Ordinary dividends	$33	$4,735	$—	$3,891
Mortality and expense risk and administrative charges (note 4a)	7,650	2,907	38,965	23,854
Net investment income (expense)	(7,617)	1,828	(38,965)	(19,963)

Net realized and unrealized gain (loss) on investments:
Net realized gain	—	675	33,360	359,928
Change in unrealized appreciation (depreciation)	—	(11,006)	22,199	(133,696)
Capital gain distributions	—	1,822	552,064	183,616
Net realized and unrealized gain (loss) on investments	—	(8,509)	607,623	409,848

Increase (decrease) in net assets from operations	$(7,617)	$(6,681)	$568,658	$389,885

See accompanying notes to financial statements.

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GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Changes in Net Assets

	Goldman Sachs Variable Insurance Trust		State Street Variable Insurance Series Funds, Inc.

	Goldman Sachs Government Money Market Fund — Service Shares		Income V.I.S. Fund — Class 1 Shares

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$(7,617)	$(5,783)	$1,828	$2,420
Net realized gain on investments	—	—	675	342
Change in unrealized appreciation (depreciation) on investments	—	—	(11,006)	7,774
Capital gain distributions	—	—	1,822	713
Increase (decrease) in net assets from operations	(7,617)	(5,783)	(6,681)	11,249

From capital transactions (note 4):
Net premiums	—	—	3,500	6,500
Surrenders	(19,224)	(1,493)	(8,614)	(1,968)
Transfers between subaccounts (including fixed account), net	(74,988)	98,996	44	143
Increase (decrease) in net assets from capital transactions	(94,212)	97,503	(5,070)	4,675
Increase (decrease) in net assets	(101,829)	91,720	(11,751)	15,924
Net assets at beginning of year	566,942	475,222	215,854	199,930
Net assets at end of year	$465,113	$566,942	$204,103	$215,854

Change in units (note 5):
Units purchased	9,737	24,242	195	365
Units redeemed	(20,025)	(13,751)	(461)	(107)
Net increase (decrease) in units from capital transactions with contract owners	(10,288)	10,491	(266)	258

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Statements of Changes in Net Assets — Continued

State Street Variable Insurance Series Funds, Inc. (continued)

Premier Growth Equity V.I.S. Fund — Class 1 Shares		U.S. Equity V.I.S. Fund — Class 1 Shares

Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020

$(38,965)	$(32,995)	$(19,963)	$(16,434)
33,360	187,823	359,928	49,708
22,199	316,541	(133,696)	188,219
552,064	214,692	183,616	140,013
568,658	686,061	389,885	361,506

—	—	—	—
(2,832)	(114,548)	(1,178,525)	(38,996)
80,000	(441,884)	(3,790)	(162,345)
77,168	(556,432)	(1,182,315)	(201,341)
645,826	129,629	(792,430)	160,165
2,463,845	2,334,216	2,000,374	1,840,209
$3,109,671	$2,463,845	$1,207,944	$2,000,374

2,138	2,543	28	1,360
(1,253)	(11,591)	(23,644)	(6,543)
885	(9,048)	(23,616)	(5,183)

See accompanying notes to financial statements.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements

December 31, 2021

(1)	Description of Entity

Genworth Life VA Separate Account (the “Separate Account”) is a separate investment account established in 1981 by Genworth Life Insurance Company (“Genworth Life”), pursuant to the laws of the State of Washington. Genworth Life is a stock life insurance company incorporated under the laws of Delaware on September 28, 1956. Genworth Life is licensed to do business in the District of Columbia and all states except New York. Genworth Life is wholly-owned by Genworth North America Corporation, which is indirectly wholly-owned by Genworth Financial, Inc. (“Genworth”). Genworth is a financial services company dedicated to helping meet the homeownership and long-term care needs of its customers.

Genworth Life’s principal products are long-term care insurance (“LTC”), life insurance and fixed deferred and immediate annuities. LTC products are intended to protect against the significant and escalating costs of long-term care services provided in the insured’s home or assisted living or nursing facilities. Life insurance products provide protection against financial hardship primarily after the death of an insured. Deferred annuities are intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant’s lifetime or the longer of a defined number of years and the annuitant’s lifetime. In March 2016, Genworth Life suspended sales of traditional life insurance and fixed annuity products. Genworth Life, however, continues to service its existing retained and reinsured blocks of business. Genworth Life continues to offer LTC products.

Genworth Life also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, corporate-owned life insurance and funding agreements. Genworth Life’s variable annuities include a guaranteed minimum death benefit.

During 2021 and 2020, Genworth Life distributed its LTC products through appointed independent producers and employer groups. As of March 2019, Genworth Life no longer distributed its individual LTC products through independent producers. Given its low sales volume, there has been no significant impact on Genworth Life from this change.

The impact of the ongoing coronavirus pandemic (“COVID-19”) is very difficult to predict. Its related outcomes and impact on Genworth Life and the Separate Account will depend on the length and severity of the pandemic and shape of the economic recovery, among other factors and uncertainties. Contract owners should continue to monitor their account values.

The Separate Account currently has subaccounts that invest in series or portfolios (“Portfolios”) of open-end mutual funds (“Funds”). Such Portfolios are not sold directly to the general public. The Portfolios are sold to Genworth Life, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of Genworth Life. In addition, the Portfolios may be sold to retirement plans. Genworth Life uses the Separate Account to support the flexible premium deferred annuity contracts, as well as for other purposes permitted by law.

Currently, there are multiple subaccounts of the Separate Account available under the contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund).

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2021

The assets of the Separate Account belong to Genworth Life. However, Genworth Life does not charge the assets in the Separate Account attributable to the contracts (including any certificates issued thereunder) with liabilities arising out of any other business that Genworth Life may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of Genworth Life’s General Account to the extent that the assets of the Separate Account exceed the liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Genworth Life may conduct.

The Separate Account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

The Separate Account holds certain benefits for individual and group deferred variable annuity contracts issued by Genworth Life. No new contracts are issued in the Separate Account. Existing contract owners can, however, continue to add purchase payments to their contract or certificate as applicable.

As of December 31, 2021, Franklin Templeton Variable Insurance Products Trust – Templeton Foreign VIP Fund – Class 1 Shares was available as an investment option under the contract, but not shown on the statements as there was no activity from January 1, 2020 through December 31, 2021.

All designated Portfolios listed above are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a) Basis of Presentation

These financial statements have been prepared on the basis of U.S. generally accepted accounting principles (“U.S. GAAP”). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(b) Investments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the mutual fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

•	Level 3 — unobservable inputs.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2021

The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2021 and there were no transfers between the levels during 2021.

Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day that the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

(c) Unit Class

The Separate Account has one unit class within the subaccounts. No new contracts are issued in the Separate Account.

(d) Federal Income Taxes

The operations of the Separate Account are a part of, and are taxed with, the operations of Genworth Life. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. Genworth Life is taxed as a life insurance company under the Code.

(e) Subsequent Events

No material subsequent events have occurred since December 31, 2021 through April 18, 2022, the date the financial statements were available to be issued, that would require adjustment to the financial statements.

(3)	Purchases and Sales of Investments

The aggregate cost of investments acquired, and the aggregate proceeds of investments sold for the year December 31, 2021 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Goldman Sachs Variable Insurance Trust
Goldman Sachs Government Money Market Fund — Service Shares	$90,046	$191,877
State Street Variable Insurance Series Funds, Inc.
Income V.I.S. Fund — Class 1 Shares	10,103	11,522
Premier Growth Equity V.I.S. Fund — Class 1 Shares	717,065	126,772
U.S. Equity V.I.S. Fund — Class 1 Shares	188,936	1,207,627

(4)	Related Party Transactions

(a) Genworth Life

Net purchase payments (premiums) transferred from Genworth Life to the Separate Account represent gross premiums recorded by Genworth Life on its deferred variable annuity contracts less deductions retained as compensation for premium taxes. The deduction for premium taxes is deferred until the contracts are surrendered.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2021

Contract owners may elect to allocate assets to the Fixed Modified Guaranteed Annuity (“MGA”) Account that is part of the General Account of Genworth Life. Amounts allocated to the Fixed MGA Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Fixed MGA Account to the subaccounts of the Separate Account and from the subaccounts of the Separate Account to the Fixed MGA Account. Any amount transferred or surrendered from the Fixed MGA Account prior to an allocation period of 12 months is subject to a market value adjustment, which may be negative or positive depending on market conditions at the time of transfer or surrender. Under no circumstances will the market adjustment cause the amount transferred or surrendered to fall below the guaranteed interest rate as stated in the contract.

Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that Genworth Life assumes, and the death benefit provided under the contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. The fees are assessed on a daily basis through the daily net asset value. Note 6 demonstrates the total charge percentage. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units.

A charge attributable to each contract, if a group contract is issued, is equal to an annual effective rate of 1.40% of the average daily net assets allocated to the contract owner’s account and is assessed through the reduction of unit values. This charge consists of a mortality and expense risk charge equal to an annual effective rate of 1.25% of the average daily net assets of the contract owner’s account and an administrative charge equal to an annual effective rate of 0.15% of the average daily net assets allocated to the contract owner’s account.

Each year the Separate Account deducts a certificate maintenance charge of $40 from each certificate. The Separate Account assesses this fee as partial compensation for certain administrative services and this charge is assessed through the redemption of units. The Separate Account will waive the certificate maintenance charge if, at the time of the assessment, the certificate value is $40,000 or greater.

Units are not assigned to capital transactions to Genworth Life and no contract or certificate charges are assessed against Genworth Life’s net assets.

(b) Accrued Expenses Payable to Affiliate

Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to Genworth Life.

(c) Capital Brokerage Corporation

Capital Brokerage Corporation (“CBC”), an affiliate of Genworth Life, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). CBC serves as the distributor and principal underwriter for variable annuity contracts issued by Genworth Life. Certain officers and directors of Genworth Life are also officers and directors of CBC.

(5)	Capital Transactions

All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2021 and 2020 is reflected in the Statements of Changes in Net Assets.

GENWORTH LIFE VA SEPARATE ACCOUNT

Notes to Financial Statements — Continued

December 31, 2021

(6)	Financial Highlights

A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, net investment income ratios, and total return ratios for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 follows.

Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2021 and were available to contract owners or certificate holders during 2021. Franklin Templeton Variable Insurance Products Trust – Templeton Foreign VIP Fund – Class 1 Shares fund was not disclosed but was available to contract owners or certificate holders as it had no outstanding units as of December 31, 2021.

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Goldman Sachs Variable Insurance Trust
Goldman Sachs Government Money Market Fund — Service Shares
2021	1.40%	50,943	9.13	465	0.01%	(1.39)%
2020	1.40%	61,231	9.26	567	0.25%	(1.14)%
2019	1.40%	50,740	9.37	475	1.91%	0.44%
2018	1.40%	94,372	9.33	880	1.46%	0.06%
2017	1.40%	107,088	9.32	998	0.50%	(0.89)%
State Street Variable Insurance Series Funds, Inc.
Income V.I.S. Fund — Class 1 Shares
2021	1.40%	11,168	18.28	204	2.29%	(3.19)%
2020	1.40%	11,434	18.88	216	2.43%	5.53%
2019	1.40%	11,176	17.89	200	0.20%	7.10%
2018	1.40%	12,179	16.70	203	2.23%	(2.81)%
2017	1.40%	12,666	17.19	218	1.82%	1.81%
Premier Growth Equity V.I.S. Fund — Class 1 Shares
2021	1.40%	37,354	83.25	3,110	0.00%	23.22%
2020	1.40%	36,469	67.56	2,464	0.03%	31.74%
2019	1.40%	45,517	51.28	2,334	0.00%	35.41%
2018	1.40%	62,583	37.87	2,370	0.14%	(4.03)%
2017	1.40%	65,526	39.46	2,586	0.33%	26.55%
U.S. Equity V.I.S. Fund — Class 1 Shares
2021	1.40%	22,510	53.66	1,208	0.23%	23.74%
2020	1.40%	46,126	43.37	2,000	0.52%	20.92%
2019	1.40%	51,309	35.87	1,840	0.60%	29.93%
2018	1.40%	66,167	27.60	1,826	0.87%	(4.76)%
2017	1.40%	69,338	28.98	2,010	0.67%	18.24%

(1)

Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

(2)	The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)

The total return for the year indicated includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.